180 STKP1
                       SUPPLEMENT DATED FEBRUARY 27, 1998
                              TO THE PROSPECTUS OF
                         FRANKLIN CALIFORNIA GROWTH FUND
                             DATED SEPTEMBER 1, 1997

The prospectus is amended as follows:

The section "Who Manages the Fund? - Management Team" is replaced in its entirety with the following:

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Conrad B. Herrmann since 1993 and John P. Scandalios since 1997.

 Conrad B. Herrmann, CFA
 Vice President of Advisers

Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.

 John P. Scandalios
 Senior Securities Analyst with Advisers

Mr. Scandalios holds a Masters degree and a Bachelor of Arts degree in Business Administration from the University of California at Los Angeles. He has been in the securities industry since 1990 and with the Franklin Templeton Group since 1996. Prior thereto, he was with Chase Manhattan Private Bank.

 Frank Felicelli, CFA
 Vice President of Advisers

Mr. Felicelli has been generally involved with investment strategy of the Fund's portfolio since its inception. Mr. Felicelli is a Chartered Financial Analyst and has a Master of Business Administration degree from Golden Gate University. He earned a Bachelor of Arts degree in Economics from the University of Illinois. He has been with the Franklin Templeton Group since 1986. He is a member of several securities industry-related associations.